Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Phoenix Energy Resource Corp. (the "Company") on Form 10-K/A for the year ended June 30, 2009 as filed with the Securities and Exchange Commission (the "Report"), the undersigned, in the capacities and on the dates indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 18, 2009                                                                  By: /s/ Rene Soullier
Rene Soullier
                                                                                                              President , Chief Executive Officer Chief Financial
                  Officer , Principal Accounting Officer, Secretary,
Treasurer, Director